SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/x/   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     INVESCO VARIABLE INVESTMENT FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)   Title of each class of securities to which transaction applies:

        (2)   Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)   Proposed maximum aggregate value of transaction:

        (5)   Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)   Amount Previously Paid: ______________________________________
        (2)   Form, Schedule or Registration Statement no.:_________________
        (3)   Filing Party:__________________________________
        (4)   Date Filed: ___________________________________

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                            INVESCO VIF Dynamics Fund
                             INVESCO VIF Growth Fund
                        INVESCO VIF Health Sciences Fund
                           INVESCO VIF High Yield Fund
                       INVESCO VIF Industrial Income Fund
                             INVESCO VIF Realty Fund
                      INVESCO VIF Small Company Growth Fund
                           INVESCO VIF Technology Fund
                          INVESCO VIF Total Return Fund
                           INVESCO VIF Utilities Fund


                                March 23, 1999

Dear Shareholder:

      The attached proxy materials seek your approval to make certain changes in the fundamental investment restrictions of INVESCO VIF Dynamics Fund, INVESCO VIF Growth Fund, INVESCO VIF Health Sciences Fund, INVESCO VIF High Yield Fund, INVESCO VIF Industrial Income Fund, INVESCO VIF Realty Fund, INVESCO VIF Small Company Growth Fund, INVESCO VIF Technology Fund, INVESCO VIF Total Return Fund and INVESCO VIF Utilities Fund (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Variable Investment Funds, Inc. (the "Company"), to elect directors of the Company, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of each Fund.

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS. The board believes that the proposed changes are in the best interests of the Funds. You are being asked to approve certain changes to the fundamental investment restrictions of the Funds that will modernize their fundamental investment restrictions and make them more uniform with those of the other INVESCO Funds. The attached proxy materials provide more information about the proposed changes in fundamental investment restrictions and the other matters you are being asked to vote upon.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit INVESCO Variable Investment Funds, Inc. to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date, and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet, or in person.

                                    Very truly yours,



                                    Mark H. Williamson
                                    President
                                    INVESCO Variable Investment Funds, Inc.

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.


                                    NOTICE OF
                       SPECIAL MEETING OF SHAREHOLDERS OF

                            INVESCO VIF Dynamics Fund
                             INVESCO VIF Growth Fund
                        INVESCO VIF Health Sciences Fund
                           INVESCO VIF High Yield Fund
                       INVESCO VIF Industrial Income Fund
                             INVESCO VIF Realty Fund
                      INVESCO VIF Small Company Growth Fund
                           INVESCO VIF Technology Fund
                          INVESCO VIF Total Return Fund
                           INVESCO VIF Utilities Fund


                                  May 20, 1999


To The Shareholders:

      Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO VIF Dynamics Fund, INVESCO VIF Growth Fund, INVESCO VIF Health Sciences Fund, INVESCO VIF High Yield Fund, INVESCO VIF Industrial Income Fund, INVESCO VIF Realty Fund, INVESCO VIF Small Company Growth Fund, INVESCO VIF Technology Fund, INVESCO VIF Total Return Fund, and INVESCO VIF Utilities Fund (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Variable Investment Funds, Inc. (the "Company"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

     (1) For each Fund voting separately, to approve certain changes to the fundamental investment restrictions of each Fund;

     (2) For the Funds voting together, to elect directors of the Company.

     (3) For  each  Fund   voting   separately,   to  ratify  the  selection  of
         PricewaterhouseCoopers LLP as independent accountants of each Fund; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of any Fund at the close of business on March 12, 1999. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid envelope.



                                    By Order of the Board of Directors,


                                    Glen A. Payne
                                    Secretary
                                    INVESCO Variable Investment Funds, Inc.



March 23, 1999
Denver, Colorado

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the Internet, by facsimile machine or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to 1-516-254-7564. If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Shareholder Communications Corporation directly at 1-800-525-8085 and vote by phone.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.
--------------------------------------------------------------------------------

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

                            INVESCO VIF Dynamics Fund
                             INVESCO VIF Growth Fund
                        INVESCO VIF Health Sciences Fund
                           INVESCO VIF High Yield Fund
                       INVESCO VIF Industrial Income Fund
                             INVESCO VIF Realty Fund
                      INVESCO VIF Small Company Growth Fund
                           INVESCO VIF Technology Fund
                          INVESCO VIF Total Return Fund
                           INVESCO VIF Utilities Fund

                             7800 East Union Avenue
                             Denver, Colorado 80237
                           (Toll Free) 1-800-646-8372

                                   -----------

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                  May 20, 1999
                                   -----------

                               VOTING INFORMATION

      This Proxy Statement is being furnished to shareholders of INVESCO VIF Dynamics Fund ("Dynamics Fund"), INVESCO VIF Growth Fund ("Growth Fund"), INVESCO VIF Health Sciences Fund ("Health Sciences Fund"), INVESCO VIF High Yield Fund ("High Yield Fund"), INVESCO VIF Industrial Income Fund ("Industrial Income Fund"), INVESCO VIF Realty Fund ("Realty Fund"), INVESCO VIF Small Company Growth Fund ("Small Company Growth Fund"), INVESCO VIF Technology Fund ("Technology Fund"), INVESCO VIF Total Return Fund ("Total Return Fund") and INVESCO VIF Utilities Fund ("Utilities Fund") (each a "Fund" and, collectively, the "Funds"), each a series of INVESCO Variable Investment Funds, Inc. (the "Company"), in connection with the solicitation of proxies from shareholders of the Funds by the board of directors (the "Board") of the Company for use at a special meeting of shareholders to be held on May 20, 1999 (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

      For each Fund, one-third of the Fund's shares outstanding on March 12, 1999 (the "Record Date"), represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST that proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if a quorum is present with respect to each proposal, sufficient votes have been received, and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by the Company prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

      As of the Record Date, each Fund had the following shares of common stock outstanding: _________ (Dynamics Fund); _________ (Growth Fund); ________ (Health Sciences Fund); _________ (High Yield Fund); _________ (Industrial Income Fund); _________ (Realty Fund); _________ (Small Company Growth Fund); _________ (Technology Fund); _________ (Total Return Fund); and _________
(Utilities Fund). The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds, and half by the Funds, will be made primarily by mail but will also be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of which will receive any compensation for these activities from the Funds, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately [$9,300] for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked.

      COPIES OF THE COMPANY'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-646-8372.

      Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of any Fund. Directors and officers of the Company own in the aggregate less than 1% of the shares of each Fund.

      VOTE REQUIRED. Approval of Proposal 1 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that for each Fund, Proposal 1 must be approved by the lesser of (i) 67% of that Fund's shares present at a meeting of shareholders if the owners of more than 50% of that Fund's shares then outstanding are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. A plurality of the votes of the Company cast at the meeting is sufficient to approve Proposal 2. Approval of Proposal 3 with respect to a Fund requires the affirmative vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present with respect to that Fund. Each outstanding full share of each Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of a Fund or the Company, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

      PROPOSAL 1. TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

      As required by the 1940 Act, each Fund has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Funds' Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions that a Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of the Company without shareholder approval.

      Some of the Funds' fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board has approved revisions to the Funds' fundamental restrictions in order to simplify, modernize and make the Funds' fundamental restrictions more uniform with those of the other INVESCO Funds.

      The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental investment restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in that Fund.

      The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

      If approved by the shareholders of a Fund at the Meeting, the proposed changes to a Fund's fundamental restrictions will be adopted by the Fund. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting.

A.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

      Each Fund's current fundamental restriction on issuer diversification is as follows:

      The Fund may not, with respect to seventy-five percent (75%) of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

      The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

      The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the

      Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      The primary purpose of the revision is to revise the Funds' fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. If the proposed revision is approved, a Fund could invest without limit in other investment companies to the extent permitted by the 1940 Act. The proposed change would standardize the language of the Funds' fundamental restriction on issuer diversification and provide the Funds' managers with greater investment flexibility.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON INDUSTRY CLASSIFICATION OF DOMESTIC AND FOREIGN BANKING

      Each Fund's current fundamental restriction on industry concentration is as follows:

      The Fund may not invest more than 25% of the value of its total assets in any particular industry (other than government securities), except that: (i) the Utilities Fund may invest more than 25% of the value of its total assets in public utilities industries; (ii) the Health Sciences Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; (iii) the Technology Fund may invest more than 25% of the value of its total assets in the technology industry; and (iv) the Realty Fund may invest more than 25% of the value of its total assets in the real estate industry.

      The Board recommends that shareholders of each Fund except the Utilities Fund, the Health Sciences Fund, the Technology Fund and the Realty Fund vote to replace that Fund's current fundamental restriction with the following fundamental restriction:

      The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      The Board recommends that shareholders of the Utilities Fund vote to replace the Utilities Fund's current fundamental restriction with the following fundamental restriction:

      The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in public utilities industries.

      The Board recommends that shareholders of the Health Sciences Fund vote to replace the Health Sciences Fund's current fundamental restriction with the following fundamental restriction:

      The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care.

      The Board recommends that shareholders of the Technology Fund vote to replace the Technology Fund's current fundamental restriction with the following fundamental restriction:

      The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in the technology industry.

      The Board recommends that shareholders of the Realty Fund vote to replace the Realty Fund's current fundamental restriction with the following fundamental restriction:

      The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund may invest more than 25% of the value of its total assets in the real estate industry.

      If the proposed revisions are approved, the Board will also adopt the following non-fundamental restriction:

      With respect to fundamental limitation (3), domestic and foreign banking will be considered to be different industries.

      The primary purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations without materially altering the restriction. It is not expected that this revision will lead to any changes in the Funds' practices with respect to investment concentration.

C.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

      Each Fund's current fundamental restriction on underwriting securities is as follows:

      The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

      The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

      The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

      The purpose of the proposal is to eliminate minor differences in the wording of each Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of other INVESCO Funds and to avoid unintended limitations.

D. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL RESTRICTION ON BORROWING.

      Each Fund's current fundamental restriction on borrowing securities is as follows:

      The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33
      1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

      The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

      The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

      The primary purpose of the proposal is to eliminate differences between the INVESCO Funds' current restrictions on borrowing and those imposed by the 1940 Act. Currently, each Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which each Fund may borrow money to "temporary or emergency purposes." The proposed revision would eliminate the restrictions on the purposes for which each Fund may borrow money. The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, will maximize each Fund's flexibility for future contingencies.

      If the proposal is approved, the Board will adopt a non-fundamental policy with respect to borrowing for each Fund as follows:

      The Fund may borrow only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (2)).

      The non-fundamental restriction reflects the current policy of the Funds that borrowing may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted by the Funds' current policy, the non-fundamental restriction would permit the Funds to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Funds would not be able to do so, however, unless they obtain permission for such borrowings from the SEC. The non-fundamental restriction also clarifies that reverse repurchase agreements will be treated as borrowings.

      The Board believes that this approach, making each Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize the Fund's flexibility for future contingencies.

E.    ADOPTION OF FUNDAMENTAL RESTRICTION ON ISSUANCE OF SENIOR SECURITIES

      The Funds currently have no fundamental restriction regarding the issuance of senior securities. The Board recommends that shareholders of each Fund vote to adopt the following fundamental restriction:

      The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

      The primary purpose of the proposal is to adopt a fundamental restriction indicating the extent to which the Funds may issue "senior securities," a term that is generally defined to refer to fund obligations that have a priority over a fund's shares with respect to the distribution of fund assets or the payment of dividends. The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Funds' borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

F.     MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

       Each Fund's current fundamental restriction on loans is as follows:

      The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

      The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

      The Fund may not lend any security or make any loan if, as a result, more than 33 1/3 % of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans to achieve greater uniformity. The proposed changes to this fundamental restriction are relatively minor and would have no substantial effects on any Fund's lending activities or other investments.

G.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

      Each Fund's current fundamental restriction on the purchase of commodities is as follows:

      The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

      The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

      The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

      The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and to ensure that each Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Funds by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for each Fund's fundamental restriction to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that each Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the applicable non-fundamental investment restrictions of that Fund currently would not allow investment in one or more of the permitted transactions. The modification is not intended otherwise to modify any Fund's existing restriction on the purchase or sale of physical commodities.

H.    MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS

      The current fundamental restriction on real estate investments for each Fund except the Realty Fund is as follows:

      The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

      The current fundamental restriction on real estate investments for the Realty Fund is as follows:

      The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses. This restriction shall not prohibit the Realty Fund from directly holding real estate if such real estate is acquired by that Fund as a result of a default on debt securities held by that Fund.

      The Board recommends that shareholders of each Fund except the Realty Fund vote to replace that Fund's current fundamental restriction with the following fundamental restriction:

      The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      The Board recommends that shareholders of the Realty Fund vote to replace the Realty Fund's current fundamental restriction with the following fundamental restriction:

      The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). This restriction shall not prohibit the Fund from directly holding real estate if such real estate is acquired by the Fund as a result of a default on debt securities held by the Fund.

      In addition to conforming each Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment of each Fund's fundamental restriction on investment in real estate more completely describes the types of real estate-related securities investments that are permissible for the Funds and would permit the Funds to purchase or sell real estate acquired as a result of ownership of securities or other instruments (e.g., through foreclosure on a mortgage in which a Fund directly or indirectly holds an interest). The Board believes that this clarification will make it easier for decisions to be made concerning each Fund's investments in real estate-related securities without materially altering the general restriction on direct investments in real estate or interests in real estate.

I. MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN ANOTHER INVESTMENT COMPANY

      Each Fund's current fundamental restriction regarding investment in another investment company is as follows:

      The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      The Board recommends that shareholders of each Fund vote to replace this restriction with the following fundamental restriction:

      The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

      The proposed revision to each Fund's current fundamental restriction would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more INVESCO Funds invest all of their assets in another INVESCO Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that each Fund's shareholders adopt a restriction that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by any Fund. The proposed revision, unlike the current restriction, would require that any fund in which a Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate thereof.

      REQUIRED VOTE. Approval of Proposal 1 with respect to each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of
(i) 67% or more of the shares of that Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of that Fund are so present or represented, or (ii) more than 50% of the outstanding shares of that Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 1 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED. ONLY THOSE SPECIFIC PROPOSED CHANGES APPROVED BY THE REQUIRED VOTE WILL BECOME EFFECTIVE.

                       THE BOARD UNANIMOUSLY RECOMMENDS
                   THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                              -----------------


      PROPOSAL 2. TO ELECT THE DIRECTORS OF THE COMPANY
      ----------

      The Board has nominated the individuals identified below for election to the Board at the Meeting. The Company currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of the Company's by-laws, and as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

      All of the Independent Directors (i.e., directors who are not "interested persons" of the Company, as such term is defined in the 1940 Act) now being proposed for election were nominated and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

      The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

      The nominees for director, their ages, a description of their principal occupations, the number of Company shares owned by each, and their respective memberships on Board committees are listed in the table below.

                                            Director   Number of
                                            or         Company Shares
                                            Executive  Beneficially
                 Principal Occupation and   Officer    Owned Directly
Name, Position   Business      Experience   of the     or Indirectly  Member
with the         (during the   past  five   Company    on Dec. 31,    of
Company, and Age years)                     Since      1998(1)        Committee
---------------- -------------------------  --------   ------------   ---------

CHARLES W.       Chief  Executive  Officer  1993       0              (3), (5),
BRADY, Chairman  and Director of  AMVESCAP                            (6)
of the Board,    PLC, London, England, and
Age 63*          of  various  subsidiaries
                 thereof. Chairman  of the
                 Board  of INVESCO  Global
                 Health Sciences Fund.

FRED A.          Trustee of INVESCO Global  1993       82.649         (2), (3),
DEERING, Vice    Health   Sciences   Fund.                            (5)
Chairman of the  Formerly, Chairman of the
Board, Age 71    Executive  Committee  and
                 Chairman of  the Board of
                 Security  Life  of Denver
                 Insurance        Company,
                 Denver,         Colorado;
                 Director of  ING American
                 Holdings   Company    and
                 First  ING Life Insurance
                 Company  of   New   York.

MARK H.          President,          Chief  1998       82.649         (3), (5)
WILLIAMSON,      Executive  Officer,   and
President,       Director,         INVESCO
Chief Executive  Distributors        Inc.;
Officer, and     President,          Chief
Director, Age    Executive   Officer,  and
47*              Director,        INVESCO;
                 President,          Chief
                 Operating  Officer    and
                 Trustee,  INVESCO  Global
                 Health   Sciences   Fund.
                 Formerly, Chairman of the
                 Board and Chief Executive
                 Officer,      NationsBanc
                 Advisors,            Inc.
                 (1995-1997); Chairman  of
                 the  Board,   NationsBanc
                 Investments,         Inc.
                 (1997-1998).

DR. VICTOR L.    Professor       Emeritus,  1993       82.649         (4), (6),
ANDREWS,         Chairman  Emeritus    and                            (8)
Director, Age 68 Chairman   of  the    CFO
                 Roundtable   of       the
                 Department of Finance  at
                 Georgia State University,
                 Atlanta,   Georgia    and
                 President,        Andrews
                 Financial     Associates,
                 Inc.  (consulting  firm).
                 Formerly,  member  of the
                 faculties of  the Harvard
                 Business  School  and the
                 Sloan     School       of
                 Management   of MIT.  Dr.
                 Andrews   is    also    a
                 director of the Sheffield
                 Funds, Inc.

BOB R. BAKER,    President    and    Chief  1993       82.649         (3), (4),
Director, Age 62 Executive Officer of  AMC                            (5)
                 Cancer  Research  Center,
                 Denver,  Colorado,  since
                 January    1989;    until
                 December   1988,     Vice
                 Chairman  of  the  Board,
                 First Columbia  Financial
                 Corporation,   Englewood,
                 Colorado.       Formerly,
                 Chairman of the Board and
                 Chief  Executive  Officer
                 of     First     Columbia
                 Financial Corporation.

                                            Director   Number of
                                            or         Company Shares
                                            Executive  Beneficially
                 Principal Occupation  and  Officer    Owned Directly
Name, Position   Business       Experience  of the     or Indirectly  Member
with the         (during   the   past five  Company    on Dec. 31,    of
Company, and Age years)                     Since      1998(1)        Committee
---------------- -------------------------  --------   ------------   ---------

LAWRENCE H.      Trust  Consultant.  Prior  1993       82.649         (2), (6),
BUDNER,          to June 1987, Senior Vice                            (7)
Director,        President   and    Senior
Age 68           Trust Officer, InterFirst
                 Bank, Dallas, Texas.

DR. WENDY LEE    Self-employed      (since  1997       82.649         (4), (8)
GRAMM,           1993).   Professor     of
Director,        Economics   and    Public
Age 54           Administration,
                 University  of  Texas  at
                 Arlington.      Formerly,
                 Chairman,     Commodities
                 Futures           Trading
                 Commission   (1988-1993);
                 Administrator         for
                 Information           and
                 Regulatory       Affairs,
                 Office of Management  and
                 Budget       (1985-1988);
                 Executive       Director,
                 Presidential  Task  Force
                 on   Regulatory   Relief;
                 Director,  Federal  Trade
                 Commission    Bureau   of
                 Economics.   Director  of
                 the  Chicago   Mercantile
                 Exchange,           Enron
                 Corporation,  IBP,  Inc.,
                 State   Farm    Insurance
                 Company,      Independent
                 Women's            Forum,
                 International    Republic
                 Institute,     and    the
                 Republican        Women's
                 Federal Forum.

KENNETH T.       Presently        retired.  1993       82.649         (2), (3),
KING, Director,  Formerly, Chairman of the                            (5), (6),
Age 73           Board of the Capitol Life                            (7)
                 Insurance        Company,
                 Providence     Washington
                 Insurance  Company,   and
                 Director of numerous U.S.
                 subsidiaries     thereof.
                 Formerly, Chairman of the
                 Board  of the  Providence
                 Capitol  Companies in the
                 United     Kingdom    and
                 Guernsey.   Until   1987,
                 Chairman  of  the  Board,
                 Symbion Corporation.

JOHN W.          Presently        retired.  1995       82.649         (2), (3),
MCINTYRE,        Formerly,  Vice  Chairman                            (5), (7)
Director,        of   the  Board  of   The
Age 68           Citizens   and   Southern
                 Corporation;  Chairman of
                 the   Board   and   Chief
                 Executive  Officer of The
                 Citizens   and   Southern
                 Georgia      Corporation;
                 Chairman of the Board and
                 Chief  Executive  Officer
                 of   The   Citizens   and
                 Southern  National  Bank.
                 Trustee of INVESCO Global
                 Health   Sciences   Fund,
                 Gables Residential Trust,
                 Employee's     Retirement
                 System of Georgia,  Emory
                 University,  and the J.M.
                 Tull           Charitable
                 Foundation.  Director  of
                 Kaiser  Foundation Health
                 Plans of Georgia, Inc.

                                            Director   Number of
                                            or         Company Shares
                                            Executive  Beneficially
                 Principal Occupation  and  Officer    Owned Directly
Name, Position   Business       Experience  of the     or Indirectly  Member
with the         (during the     past five  Company    on Dec. 31,    of
Company, and Age years)                     Since      1998(1)        Committee
---------------- -------------------------  --------   ------------   ---------

DR. LARRY SOLL,  Presently        retired.  1997       82.649         (4), (8)
Director,        Formerly,   Chairman   of
Age 56           the   Board (1987-1994),
                 Chief  Executive  Officer
                 (1982-1989 and 1993-1994)
                 and President (1982-1989)
                 of Synergen Inc. Director
                 of  Synergen  Inc.  since
                 incorporation   in  1982.
                 Director      of     Isis
                 Pharmaceuticals,     Inc.
                 Trustee of INVESCO Global
                 Health Sciences Fund.

*Because of his affiliation with INVESCO, with the Funds' investment adviser, or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.
(1) = As interpreted by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to that security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.
(2) = Member of the Audit Committee
(3) = Member of the Executive Committee
(4) = Member of the Management Liaison Committee
(5) = Member of the Valuation  Committee
(6) = Member of the Compensation Committee
(7) = Member of the Soft Dollar Brokerage Committee
(8) = Member of the Derivatives Committee

      The Board has audit, management liaison, soft dollar brokerage and derivatives committees consisting of Independent Directors, and compensation, executive and valuation committees consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with the Company's independent accountants and executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of the Company's business, except for certain powers which, under applicable law and/or the Company's by-laws, may only be exercised by the full Board. All decisions by the executive committee are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by the Company, and to review policies and procedures of the Company's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by the Company. The committee monitors derivatives usage by the

Company and the procedures utilized by the Company's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

      During the past fiscal year, the Board met four times, the audit committee met four times, the compensation committee met once, the management liaison committee met four times, the soft dollar brokerage committee met twice, and the derivatives committee met twice. The executive committee did not meet. During the Company's last fiscal year, each Director nominee attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

      The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by the Funds'
shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to the Company's shareholders.

      The following table sets forth information relating to the compensation paid to directors during the last fiscal year:

                               COMPENSATION TABLE

                               AMOUNTS PAID DURING THE MOST RECENT
                             FISCAL YEAR BY THE COMPANY TO DIRECTORS

                                  Pension or                          Total
                                   Retirement                      Compensation
                                   Benefits                         from the
                    Aggregate      Accrued as      Estimated       Company and
                   Compensation   Part of the       Annual        INVESCO Funds
Name of Person,     from the       Company's      Benefits Upon      Paid to
Position            Company(1)    Expenses(2)    Retirement(3)     Directors(1)
---------------     ----------    -----------    --------------   -------------

FRED A. DEERING,     $8,748         $386            $261            $103,700
Vice Chairman of
the Board and
Director

DR. VICTOR L.        $8,714         $369            $287            $80,350
ANDREWS, Director
BOB R. BAKER,        $8,738         $330            $385            $84,000
Director

LAWRENCE H.          $8,708         $369            $287            $79,350
BUDNER, Director

DANIEL D.            $6,437         $377            $236            $70,000
CHABRIS(4),
Director

DR. WENDY L.         $8,705          $0              $0             $79,000
GRAMM, Director

KENNETH T. KING,     $8,697         $394            $236            $77,050
Director

JOHN W. MCINTYRE,    $8,709          $0              $0             $98,500
Director

------------------------
(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees, and Independent Director members of the committees of the Company receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.
(3) These figures represent the Funds' share of the estimated annual benefits payable by the INVESCO Complex (excluding INVESCO Global Health Sciences Fund, which does not participate in this retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are farther from retirement. With the exception of Mr. McIntyre and Drs. Soll and Gramm, each of these directors has served as director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.
(4) Mr. Chabris retired as a director effective September 30, 1998.

                                  Pension or                          Total
                                   Retirement                      Compensation
                                   Benefits                         from the
                    Aggregate      Accrued as      Estimated       Company and
                   Compensation   Part of the       Annual        INVESCO Funds
Name of Person,     from the       Company's      Benefits Upon      Paid to
Position            Company(1)    Expenses(2)    Retirement(3)     Directors(1)
---------------     ----------    -----------    --------------   --------------

DR. LARRY SOLL,      $8,699          $0              $0             $96,000
Director
                   ------------   -----------    --------------   --------------
TOTAL               $76,155        $2,225          $1,692           $767,950
AS A PERCENTAGE     0.0505%(5)     0.0015%(5)                       0.0035%(6)
OF NET ASSETS


     The Company pays its Independent Directors, Board vice chairman, committee chairmen and committee members the fees described above. The Company also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of the Company and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from the Company or other INVESCO Funds for their services as directors.

     The overall direction and supervision of the Company is the responsibility of the Board, which has the primary duty of ensuring that the Company's general investment policies and programs are adhered to and that the Company is properly administered. The officers of the Company, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of the Company Fund. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf of the Company. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and directors of the Company hold comparable positions with the following INVESCO Funds: INVESCO Bonds Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Funds, Inc. (formerly, INVESCO Growth Fund, Inc.), INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust and INVESCO Treasurer's Series Trust.

--------------------
(5) Total as a percentage of the Funds' net assets as of December 31, 1998.
(6) Total as a percentage of the INVESCO Complex's net assets as of December 31, 1998.

     The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Funds began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

     The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain INVESCO Funds. Each Independent Director is, therefore, an indirect owner of shares of each such INVESCO Fund, in addition to any Fund shares that may be owned directly.

     REQUIRED VOTE. Election of each nominee as a director of the Company requires the affirmative vote of a plurality of the votes of the Company cast at the Meeting in person or by proxy.

                 THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                    UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                 VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 2.

                                -----------------

      PROPOSAL 3.   RATIFICATION OR REJECTION OF THE SELECTION OF
      INDEPENDENT ACCOUNTANTS

     The Board of the Company, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of each Fund, subject to ratification by each Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in any of the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     The independent accountants examine annual financial statements for the Funds and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

     REQUIRED VOTE. Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants with respect to a Fund requires the vote of a majority of the votes of that Fund present at the Meeting, provided a quorum is present with respect to that Fund.

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                       SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                               -------------------


                  INFORMATION CONCERNING ADVISER, SUB-ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to each Fund and to the Company. Pursuant to agreements with INVESCO, INVESCO Capital Management, Inc. ("ICM") serves as investment sub-adviser to the Total Return Fund and INVESCO Realty Advisors, Inc. ("IRAI") serves as investment sub-adviser to the Realty Fund. INVESCO Distributors, Inc., a Delaware corporation that serves as each Fund's distributor ("IDI"), is a wholly owned subsidiary of INVESCO. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.7

     The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. ICM's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. IRAI's offices are located

--------------------------
7  The intermediary  companies  between  INAH and  AMVESCAP  PLC are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

at One Lincoln Center, Suite 700, 5400 LBJ Freeway, LB-2, Dallas, Texas, 75240. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion, as of December 31, 1998.

     The principal executive officers and directors of INVESCO and their principal occupations are:

     Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Senior Vice-President and Treasurer, also, Senior Vice-President and Treasurer of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

     The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

     INVESCO, as investment adviser, has contracted with ICM, as investment sub-adviser, to provide portfolio investment advisory services to the Total Return Fund. The principal executive officers and directors of ICM and their principal occupations are:

     Frank M. Bishop, President, Chief Executive Officer and Director; Edward C. Mitchell, Jr., Chairman of the Board; Terrence J. Miller, Deputy President and Director; Timothy J. Culler, Chief Investment Officer, Vice President, and Director; David Hartley, Chief Financial Officer and Treasurer; Julie A. Skagge, Vice President and Secretary; Luis A. Aguilar, Vice President and Assistant Secretary; Stephen A. Dana, Vice President and Director; Thomas W. Norwood, Vice President and Director; Donald B. Saltee, Vice President and Director; Thomas L. Shields, Vice President and Director; Wendell M. Starke, Vice President and Director; A.D. Frazier, Director; and Deborah Lamb, Assistant Secretary.

     The address of each of the foregoing officers and directors is 1315 Peachtree Stree, N.E., Atlanta, Georgia 30309.

     INVESCO, as investment adviser, has contracted with IRAI, as investment sub-adviser, to provide portfolio investment advisory services to the Realty Fund. The principal executive officers and directors of IRAI and their principal occupations are:

     David A. Ridley, Chairman and Director; David N. Farmer, Executive Vice President; A.D. Frazier, Director; Shellie M. Sims, Vice President and Secretary; Deborah A. Lamb, Assistant Secretary; Ronald L. Ragsdale, Vice President and Assistant Secretary; and Dinah L. Monger, Treasurer and Assistant Secretary.

     The address of each of the foregoing officers and directors is One Lincoln Center, Suite 700, 5400 LBJ Freeway, LB-2, Dallas, Texas 75240.

     Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company, including sub-accounting and recordkeeping services and functions. For such services, the Funds pay INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of each Fund. INVESCO is also paid a fee by the Company for providing transfer agent services, including acting as the Company's registrar, transfer agent and dividend disbursing agent. During the fiscal year ended December 31, 1998, the Company paid INVESCO total compensation of $192,446 for such services.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                              SHAREHOLDER PROPOSALS

     The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this meeting.



                                    By Order of the Board of Directors,



                                    Glen A. Payne
                                    Secretary
                                    INVESCO Variable Investment Funds, Inc.

March 23, 1999

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

      The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of
5%  or  more  of  a  Fund's  outstanding   equity   securities.


                BENEFICIAL OWNERS OF 5% OR MORE OF DYNAMICS FUND
                ------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
INVESCO Trust Co.                        [24,895.7100]        [100.00%]
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

                 BENEFICIAL OWNERS OF 5% OR MORE OF GROWTH FUND
                 ----------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
INVESCO Trust Co.                        [24,905.2580]        [100.00%]
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

            BENEFICIAL OWNERS OF 5% OR MORE OF HEALTH SCIENCES FUND
            -------------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
INVESCO Trust Co.                        [24,301.9200]        [18.99%]
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

Fortis Benefits Insurance Co.            [97,660.3250]        [76.30%]
Attn: Brian Perkins
P.O. Box 64284
St. Paul, MN 55164-0284

               BENEFICIAL OWNERS OF 5% OR MORE OF HIGH YIELD FUND
               --------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
Separate Account VA-5 of Transamerica    [173,936.7730]       [5.61%]
Occidental Life Insurance Company
Attn: Variable Annuity Dept.
P.O. Box 33849
Charlotte, NC 28233-3849

               BENEFICIAL OWNERS OF 5% OR MORE OF HIGH YIELD FUND
               --------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
Great-West Life & Annuity                [1,794,399.1890]     [57.86%]
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO
80111-5002

Security Life Separate Account L1        [505,022.2870]       [16.29%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

Security Life Separate Account A1        [498,957.4570]       [16.09%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

            BENEFICIAL OWNERS OF 5% OR MORE OF INDUSTRIAL INCOME FUND
            ---------------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
Separate Account VA-5 of Transamerica    [264,111.1920]       [9.45%]
Occidental Life Insurance Company
Attn: Variable Annuity Dept.
P.O. Box 33849
Charlotte, NC 28233-3849

Great-West Life & Annuity                [1,185,511.0540]     [42.41%]
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

Security Life Separate Account L1        [441,830.6040]       [15.80%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

Security Life Separate Account A1        [503,342.0750]       [18.01%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

                 BENEFICIAL OWNERS OF 5% OR MORE OF REALTY FUND
                 ----------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
INVESCO Funds Group, Inc.                [25,000.0000]        [63.21%]
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

SAFECO Mutual Funds                      [14,045.5420]        [35.51%]
Attn: Eric Stromme
P.O. Box 34890
Seattle, WA 98124-1890

          BENEFICIAL OWNERS OF 5% OR MORE OF SMALL COMPANY GROWTH FUND
          ------------------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
INVESCO Trust Co.                        [24,884.0170]        [73.77%]
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

Security Life Separate Account L1        [8,848.7680]         [26.23%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

               BENEFICIAL OWNERS OF 5% OR MORE OF TECHNOLOGY FUND
               --------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
INVESCO Trust Co.                        [21,173.3180]        [28.89%]
Attn: Sheila Wendland
P.O. Box 173706
Denver, CO 80217-3706

Fortis Benefits Insurance Co.            [50,930.2100]        [69.50%]
Attn: Brian Perkins
P.O. Box 64284
St. Paul, MN 55164-0284

              BENEFICIAL OWNERS OF 5% OR MORE OF TOTAL RETURN FUND
              ----------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
Separate Account VA-5 of Transamerica    [113,750.2480]       [6.24%]
Occidental Life Insurance Company
Attn: Variable Annuity Dept.
P.O. Box 33849
Charlotte, NC 28233-3849

Great-West Life & Annuity                [922,107.7270]       [50.62%]
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO
80111-5002


Security Life Separate Account L1        [326,688.8000]       [17.93%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

Security Life Separate Account A1        [360,389.8780]       [19.78%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

                BENEFICIAL OWNERS OF 5% OR MORE OF UTILITIES FUND
                -------------------------------------------------

Name and Address                         Amount of Ownership  Percent
----------------                         -------------------  -------
Security Life Separate Account L1        [87,592.2180]        [25.92%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

Security Life Separate Account A1        [232,557.4050]       [68.83%]
Attn: Debra Bechtel
Unit Valuations 2T2
8515 E. Orchard Road
Englewood, CO 80111-5002

[Name and Address]


                            INVESCO VIF DYNAMICS FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Dynamics Fund ("Dynamics Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Dynamics Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Dynamics Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]        KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                            INVESCO VIF DYNAMICS FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)


VOTE ON DIRECTORS                       FOR  WITHHOLD  FOR ALL
                                        ALL    ALL     EXCEPT
2.  Election of  the Company's  Board   / /   / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and   write    the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.                                      __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________

3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers  LLP  as  Dynamics  Fund's
    Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


-----------------------------------------------   ------------------------------
Signature                                         Date


-----------------------------------------------   ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                             INVESCO VIF GROWTH FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Growth Fund ("Growth Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Growth Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Growth Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]        KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             INVESCO VIF GROWTH FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /     / /       / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and   write    the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on    the     line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________

3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers   LLP  as  Growth   Fund's
    Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                        INVESCO VIF HEALTH SCIENCES FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Health Sciences Fund ("Health Sciences Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Health Sciences Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Health Sciences Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]        KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                        INVESCO VIF HEALTH SCIENCES FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________

3.  Ratification      of      the     selection    of   / /       / /       / /
    PricewaterhouseCoopers  LLP  as  Health  Sciences
    Fund's Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                           INVESCO VIF HIGH YIELD FUND
             (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF High Yield Fund ("High Yield Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in High Yield Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the High Yield Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]        KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO VIF HIGH YIELD FUND
             (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of      the     selection     of  / /       / /       / /
    PricewaterhouseCoopers  LLP as  High Yield  Fund's
    Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                       INVESCO VIF INDUSTRIAL INCOME FUND
             (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Industrial Income Fund ("Industrial Income Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Industrial Income Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Industrial Income Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]        KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO VIF INDUSTRIAL INCOME FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /       / /   To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers  LLP as Industrial  Income
    Fund's Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                             INVESCO VIF REALTY FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Realty Fund ("Realty Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Realty Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Realty Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]        KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                             INVESCO VIF REALTY FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers   LLP  as  Realty   Fund's
    Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                      INVESCO VIF SMALL COMPANY GROWTH FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Small Company Growth Fund ("Small Company Growth Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Small Company Growth Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Small Company Growth Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]     KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                      INVESCO VIF SMALL COMPANY GROWTH FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)


VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers   LLP  as  Small   Company
    Growth Fund's Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                           INVESCO VIF TECHNOLOGY FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Technology Fund ("Technology Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Technology Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Technology Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]     KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO VIF TECHNOLOGY FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers  LLP as Technology  Fund's
    Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                          INVESCO VIF TOTAL RETURN FUND
             (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Total Return Fund ("Total Return Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Total Return Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Total Return Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]     KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                          INVESCO VIF TOTAL RETURN FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers   LLP  as   Total   Return
    Fund's Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                           INVESCO VIF UTILITIES FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  May 20, 1999

      This proxy is being solicited on behalf of the Board of Directors of INVESCO Variable Investment Funds, Inc. (the "Company") and relates to the proposals with respect to the Company and to INVESCO VIF Utilities Fund ("Utilities Fund"), a series of the Company. The undersigned hereby appoints as proxies [ ] and [ ], and each of them (with power of substitution), to vote all shares of common stock of the undersigned in Utilities Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on May 20, 1999, at the offices of the Company, 7800 E. Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company and to the Utilities Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

            [XXX]     KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO VIF UTILITIES FUND
              (a series of INVESCO VARIABLE INVESTMENT FUNDS, Inc.)

VOTE ON DIRECTORS                      FOR   WITHHOLD  FOR ALL
                                       ALL     ALL     EXCEPT
2.  Election of  the Company's  Board  / /    / /        / /  To        withhold
    of  Directors:   (1)  Charles  W.                         authority  to vote
    Brady;  (2) Fred A. Deering;  (3)                         for any individual
    Mark        H.        Williamson;                         nominee(s),   mark
    (4) Dr. Victor     L.    Andrews;                         "For  All  Except"
    (5) Bob  R.  Baker;  (6) Lawrence                         and    write   the
    H.  Budner;   (7) Dr. Wendy   Lee                         nominee's   number
    Gramm;   (8) Kenneth   T.   King;                         on     the    line
    (9) John   W.    McIntyre;    and                         below.
    (10) Dr. Larry Soll.
                                                              __________________

VOTE ON PROPOSALS                                       FOR    AGAINST   ABSTAIN

1.  Approval of changes to the fundamental investment
    restrictions;                                       / /       / /       / /

/ / To vote  against the  proposed changes to  one or
    more  of  the  specific   fundamental  investment
    restrictions,  but  to  approve  others, PLACE AN
    "X" IN THE BOX AT left and indicate the number(s)
    (as set forth in the proxy statement) of the investment restriction or restrictions you do not want to change on the line below.

    _________________________________________________


3.  Ratification      of     the     selection     of   / /       / /       / /
    PricewaterhouseCoopers  LLP as  Utilities  Fund's
    Independent Public Accountants;

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE BY TOUCH-TONE PHONE OR THE INTERNET, PLEASE CALL 1-800-525-8085 TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-516-254-7564.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person


----------------------------------------------    ------------------------------
Signature                                         Date


----------------------------------------------    ------------------------------
Signature (Joint Owners)                          Date